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                                                                   EXHIBIT 10.2

                                                                  EXECUTION COPY

                                EIGHTH AMENDMENT

                           Dated as of August 7, 2001

            This EIGHTH AMENDMENT (the "Eighth Amendment") among The Donna Karan Company, a New York general partnership, The Donna Karan Company Store, G.P., a New York general partnership, Donna Karan Studio, a New York general partnership, and DK Footwear Partners, a New York general partnership (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), the financial institutions from time to time parties thereto as issuing banks (the "Issuing Banks"), Citibank, N.A., in its capacity as administration agent for the Lenders and the Issuing Banks (the "Administrative Agent"), The Chase Manhattan Bank and Bank of America, N.A. (formerly known as NationsBank, N.A.), in their capacity as co-agents (the "Co-Agents").

                             PRELIMINARY STATEMENTS:

            (1) The Borrowers, the Lenders, the Issuing Banks, the Co-Agents and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of January 29, 1998, as amended from time to time (as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

            (2) The Borrowers and the Lenders have agreed to amend the Credit agreement as hereinafter set forth.

            SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

            (a) The definition of "Applicable Fixed Rate Margin" set forth in
Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

            "'APPLICABLE FIXED RATE MARGIN' means a rate equal to 3.50% per annum.

            (b) The definition of "Applicable Floating Rate Margin" set forth in
Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

            "'APPLICABLE FLOATING RATE MARGIN' means a rate equal to 2.50% per annum."

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            (c) The definition of "EBITDA" set forth in Section 1.01 of the
Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

            "'EBITDA' means, for any Financial Covenant Period, for Donna Karan International and its Subsidiaries on a consolidated basis (i) the sum of the amounts for such period of (A) Net Income, (B) depreciation and amortization expense, (C) interest expense, (D) federal, state, local and foreign income taxes and (E) unusual expense associated with the write-off of the capitalized portion of financing costs; MINUS (ii) gains from Asset Sales (but including expense reimbursements in connection with Asset Sales closing in
            1996); PLUS (iii) losses from Asset Sales; MINUS (iv) extraordinary gains; MINUS (v) interest income; MINUS (vi) any gain relating to the accumulated effect of any change in accounting method; PLUS
            (vii) any loss relating to the accumulated effect of any change in accounting method; PLUS (viii) any accrued and unpaid royalties payable by Donna Karan Studio to Gabrielle Studio for the second, third and fourth fiscal quarters of Fiscal Year 2001; PLUS (ix) any accrued and unpaid payments under the agreements described in the Form 8-K filed by Donna Karan International on July 16, 2001; PLUS
            (x) any accrued and unpaid merger expenses incurred in Fiscal Year 2001 relating to the LVMH Acquisition, each item in clauses (i) through (x) calculated in conformity with GAAP for such period."

            (d) Paragraph (b) of Section 4.03 of the Credit Agreement is amended by deleting such paragraph in its entirety and substituting therefor the following:

            "(b) LETTER OF CREDIT FEE. In addition to any charges paid pursuant to Section 2.03(f), the Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Lenders, a fee (the "Letter of Credit Fee") equal to (i) one and seven eighths of one percent (1.875%) per annum on the average undrawn face amount of each outstanding Commercial Letter of Credit for the period of time such Commercial Letter of Credit is outstanding, payable monthly in arrears on the first Business Day of each month during such period and (ii) the Applicable Fixed Rate Margin then in effect on the average undrawn face amount of each outstanding Standby Letter of Credit for the period of time such Standby Letter of Credit is outstanding, payable monthly in arrears on the first Business Day of each month during such period; provided, however, immediately upon the occurrence of an Event of Default, and for as long thereafter as such Event of Default shall be continuing, the Letter of Credit Fee shall be equal to two percent (2%) per annum in excess of the fee otherwise applicable hereunder."

            (e) Article 9 of the Credit Agreement is amended by adding a new section at the end thereof to read as follows:


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            "Section 9.18. EXCESS AVAILABILITY. For all times after December 15,
            2001, the Borrowers shall have Availability of at least $20,000,000 before and after giving effect to any requested Borrowing hereunder."

            (f) Section 10.03 of the Credit Agreement is amended by changing the Fixed Charge Coverage Ratio for the fourth fiscal quarter of 2001 from "3.00 to 1.00" to "2.25 to 1.00". (g) Section 10.06 of the Credit Agreement is amended by changing the amount of EBITDA for Fiscal Year 2001 from "$35,000,000" to "$25,000,000".

            (h) Section 11.01 of the Credit Agreement is amended by deleting subsection (q) in its entirety and substituting a new subsection (q) to read as follows:

            "LVMH ACQUISITION. If the LVMH Acquisition has not been consummated by January 7, 2002."

            SECTION 2. CONDITIONS OF EFFECTIVENESS. This Eighth Amendment shall become effective as of the first day written above when the Administrative Agent shall have received the following:

            (a) the counterparts of this Eighth Amendment executed by the Borrowers and the Requisite Lenders; and

            (b) a letter from Gabrielle Studio, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which Gabrielle Studio agrees to defer the royalties owing to it by Donna Karan Studio for the second, third and fourth fiscal quarters of Fiscal Year 2001 until June 30, 2002.

Each Lender that executes and delivers this Eighth Amendment on or before August 21, 2001 shall receive a fee in an amount equal to 0.125% of its Commitment.

            SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:

            (a) After giving effect to this Eighth Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects.

            (b) After giving effect to this Eighth Amendment, no Default or Event of Default shall have occurred and be continuing.

            SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of Section 1 of this Eighth Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.


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            (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

            (c) The execution, delivery and effectiveness of this Eighth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 5. EXECUTION IN COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            SECTION 6. GOVERNING LAW. This Eighth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.




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            IN WITNESS WHEREOF, the parties hereto have caused this Eighth
Amendment to be executed as of the date first above written.

                                    THE DONNA KARAN COMPANY

                                    By:   Donna Karan International Inc., a
                                    general partner


                                    By:_________________________________
                                    Title:______________________________



                                    DONNA KARAN STUDIO

                                    By:   Full Requirements Merchandising, Inc.,
                                    a general partner


                                    By: ________________________________
                                    Title:______________________________



                                    THE DONNA KARAN COMPANY STORE, G.P.

                                    By:   Donna Karan International Inc., a
                                    general partner


                                    By:_________________________________
                                    Title:______________________________



                                    DK FOOTWEAR PARTNERS

                                    By:   Donna Karan International Inc., a
                                    general partner


                                    By:_________________________________
                                    Title:______________________________



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                                    CITIBANK, N.A., as Administrative Agent and
                                    Lender


                                    By:_________________________________
                                        Vice President



                                    THE CHASE MANHATTAN BANK, as Co-Agent
                                    and Lender


                                    By:_________________________________
                                    Title:______________________________



                                    BANKAMERICA BUSINESS CREDIT, as Co-Agent and Lender


                                    By:_________________________________
                                    Title:______________________________



                                    PNC BUSINESS CREDIT


                                    By:_________________________________
                                    Title:______________________________



                                    THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                    By:_________________________________
                                    Title:______________________________



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                                    NATIONAL CITY COMMERCIAL FINANCE, INC.


                                    By:_________________________________
                                    Title:______________________________



                                    JACKSON NATIONAL LIFE INSURANCE CO.,
                                    By: PPM FINANCE, INC., its Attorney-in-Fact


                                    By:_________________________________
                                    Title:______________________________




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